================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 8, 2002
                                                          --------------

                         FIRST WASHINGTON FINANCIALCORP
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

      New Jersey                      000-32949                 52-2150671
      -----------                   ------------               ------------
 (State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No

         US Route 130 & Main Street
         Windsor, New Jersey                                     08561
         -------------------                                    ------
         (Address of principal executive offices)            (Zip Code)



        Registrant's telephone number, including area code (609) 426-1000
                                                           --------------

================================================================================

Item 5.  Other events.
         ------------

         The Registrant issued a press release on August 8, 2002 announcing the Registrant's results for the second quarter of 2002.

Item 7.  Exhibits.
         --------

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.       Description
         -----------       -----------
         99                Press Release dated August 8, 2002 announcing the
                           Registrant's results for the second quarter of 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FIRST WASHINGTON FINANCIALCORP.
                                  ----------------------------------------
                                  (Registrant)


Dated:   August 9, 2002           By: /s/ C. HERBERT SCHNEIDER
                                      ------------------------
                                      C. HERBERT SCHNEIDER
                                      President and Chief Executive Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press Release dated August 8, 2002                      5
                  announcing the Registrant's results
                  for the second quarter of 2002.